UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2011

LANDAUER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9788 (Commission File Number)	06-1218089 (IRS Employer Identification No.)

2 Science Road, Glenwood, Illinois 60425

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 755-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 17, 2011, Landauer, Inc. (the "Company") filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the acquisition, on November 14, 2011, of all of the outstanding equity interests of IZI Medical Products, LLC (“IZI”), a leading provider of high quality medical consumable accessories used in radiology, radiation therapy, and image guided surgery procedures.

This Form 8-K/A amends Item 9.01 of the Initial 8-K to include IZI’s audited and unaudited consolidated financial statements and the unaudited pro forma consolidated financial information related to the Company’s acquisition of IZI, as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

            (a)  Financial Statements of Business Acquired.

Audited consolidated financial statements of IZI as of December 31, 2010 and 2009, and for the year ended December 31, 2010 and the period March 26, 2009 to December 31, 2009 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. Unaudited consolidated financial statements of IZI as of, and for the nine months ended, September 30, 2011 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

            (b)  Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information related to the Company’s acquisition of IZI is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference herein.

(i) Unaudited Pro Forma Consolidated Statement of Income for the Year Ended September 30, 2011; and

(ii) Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2011.

            (d)  Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1 *	Securities Purchase Agreement, dated as of November 14, 2011, by and among Landauer, Inc., IZI Holdings, LLC and the Seller Members party thereto
10.1 *	Credit Agreement, dated as of November 14, 2011, among Landauer, Inc., BMO Harris Bank N.A., as administrative agent, the lenders party thereto and PNC Bank, National Association as syndication agent
23.1	Consent of Independent Certified Public Accountants
99.1	IZI Holdings, LLC Consolidated Financial Statements as of December 31, 2010 and 2009, and for the year ended December 31, 2010 and the period March 26, 2009 (date of inception) to December 31, 2009 (Audited)
99.2	IZI Holdings, LLC Consolidated Financial Statements as of, and for the nine months ended, September 30, 2011 (Unaudited)
99.3	Unaudited Pro Forma Consolidated Financial Information

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

January 30, 2012	By:	/s/ Michael Burke
Michael Burke
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1 *	Securities Purchase Agreement, dated as of November 14, 2011, by and among Landauer, Inc., IZI Holdings, LLC and the Seller Members party thereto
10.1 *	Credit Agreement, dated as of November 14, 2011, among Landauer, Inc., BMO Harris Bank N.A., as administrative agent, the lenders party thereto and PNC Bank, National Association as syndication agent
23.1	Consent of Independent Certified Public Accountants
99.1	IZI Holdings, LLC Consolidated Financial Statements as of December 31, 2010 and 2009, and for the year ended December 31, 2010 and the period March 26, 2009 (date of inception) to December 31, 2009 (Audited)
99.2	IZI Holdings, LLC Consolidated Financial Statements as of, and for the nine months ended, September 30, 2011 (Unaudited)
99.3	Unaudited Pro Forma Consolidated Financial Information

* Previously filed

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